Exhibit 99.1

Canopy Growth Reports First Quarter Fiscal 2026 Financial Results; Cannabis revenue increased 24% year-over-year

Canada adult-use cannabis Q1 FY2026 net revenue increased 43% year-over-year, benefiting from increased distribution and strong consumer demand for new products, including Claybourne infused pre-roll joints

Company has achieved $17MM of planned $20MM annualized savings target since March 1, 2025; SG&A expenses down 21% year-over-year in Q1 FY2026 compared to Q1 FY2025

Supply chain improvements in international markets expected to increase cannabis supply and consistency in margin accretive European markets in the second half of FY2026

Company expects to launch a new Storz & Bickel vaporizer during the second half of the calendar year

SMITHS FALLS, ON, August 8, 2025 - Canopy Growth Corporation ("Canopy Growth" or the "Company") (TSX:WEED) (Nasdaq: CGC) today announced its financial results for the first quarter ended June 30, 2025 ("Q1 FY2026"). All financial information in this press release is reported in Canadian dollars, unless otherwise indicated.

"We delivered strong top line growth in the first quarter of fiscal 2026, led by momentum in our Canada adult-use cannabis business where we’re gaining share in high-demand categories, and steady performance across our global medical cannabis business. This reflects the early impact of our focused commercial strategy and a more disciplined execution. I’m confident we can continue to build on this momentum through the remainder of the year."

Luc Mongeau, Chief Executive Officer

“Our financial discipline has already delivered meaningful operating expense reductions, and we see further opportunity to simplify and focus the business. Improving gross margin remains a key priority while maintaining topline performance in all areas of the business. These actions are critical to strengthening our financial position through the remainder of fiscal 2026 and ultimately achieving Adjusted EBITDA profitability.”

Tom Stewart, Interim Chief Financial Officer

First Quarter Fiscal 2026 Financial Summary

(in thousands of Canadian dollars, unaudited)	Net Revenue	Gross margin percentage	Net loss from continuing operations	Adjusted EBITDA[1]	Free cash flow[2]

Reported	$72,134	25%	$(41,527)	$(7,916)	$(11,643)
vs. Q1 FY2025	9%	(1,000) bps	68%	(50%)	79%

First Quarter Fiscal 2026 Financial Highlights

As of the three months ended June 30, 2025, the Company began reporting its financial results for the following two reportable segments: (i) Cannabis - includes the global production, distribution and sale of a diverse range of cannabis and cannabis-related products; and (ii) Storz & Bickel - includes the production, distribution and sale of vaporizers and accessories.

•
Consolidated net revenue in Q1 FY2026 increased 9% compared to the first quarter ended June 30, 2024 (“Q1 FY2025”) due to increased Canada adult-use cannabis, Canada medical cannabis and international markets cannabis net revenue offset by lower Storz & Bickel net revenue.
•
Consolidated gross margin decreased to 25% in Q1 FY2026, compared to 35% in Q1 FY2025. This decrease was primarily driven by lower Storz & Bickel sales, lower cannabis sales in the high-margin Poland market and a shift in product mix in Canada due to increased consumer demand for manufactured adult-use cannabis products.

- 1

1 Adjusted EBITDA is a non-GAAP measure. See "Non-GAAP Measures" and Schedule 4 for a reconciliation of net loss from continuing operations to adjusted EBITDA.
2 Free cash flow is a non-GAAP measure. See "Non-GAAP Measures" and Schedule 5 for a reconciliation of net cash used in operating activities - continuing operations to free cash flow - continuing operations.

•
Operating loss from continuing operations was $23MM in Q1 FY2026, representing an improvement of 21% compared to Q1 FY2025. The improvement was driven primarily by a reduction in operating expenses.
•
Adjusted EBITDA loss of $8MM in Q1 FY2026, compared to $5MM in Q1 FY2025, driven primarily by lower consolidated gross margins offset partially by lower selling, general and administrative ("SG&A") expenses.
•
Free cash flow was an outflow of $12MM in Q1 FY2026, representing a decrease of 79% in outflow compared to Q1 FY2025, primarily driven by lower SG&A expenses, lower working capital use, and the timing of interest payments.
•
Cash and short-term investments increased to $144MM at June 30, 2025, from $131MM at March 31, 2025.

Cannabis Highlights

•
Canada adult-use cannabis net revenue in Q1 FY2026 was $27MM, representing an increase of 43% compared to Q1 FY2025 driven primarily by increased distribution and strong consumer demand for flower and manufactured cannabis products including infused pre-rolled joint ("PRJ") offerings.
•
Total Claybourne infused PRJ sales increased 58% sequentially in Q1 FY2026 compared to Q4 FY20253. Maintained #2 category market share in the infused PRJ category in Alberta, #3 in Ontario, and #3 nationally3.
•
The Company is focused on maintaining commercial momentum in its adult-use cannabis business, with a focus on expanding retail distribution and executing against high-demand product segments through the remainder of fiscal year 2026 ("FY2026").
•
Canada medical cannabis net revenue in Q1 FY2026 increased 13% compared to Q1 FY2025 driven by an increase in the number of insured customers, increased order sizes from our insured customers, and a larger assortment of cannabis products available on the Spectrum online store.
•
International markets cannabis net revenue was $9MM in Q1 FY2026, representing an increase of 4% over Q1 FY2025, primarily attributable to increased shipments of flower products into Europe, which was offset by a decline in the Company's Australian medical cannabis business.
•
Supply chain improvements in international markets are expected to increase cannabis supply and consistency in margin accretive European markets in the second half of FY2026.
•
Cannabis gross margins decreased to 24% in Q1 FY2026 compared to 33% in Q1 FY2025. This decrease was primarily attributable to a shift in Canada of the adult-use cannabis consumers to higher cost manufactured products like infused PRJs and lower sales in Poland which historically has high margins.
•
The Company has a number of actions underway that are expected to improve cannabis gross margins in the second half of FY2026, including the deployment of automation technology and increased PRJ production capacity and the continued pursuit of margin accretive bulk cannabis sales in Canada and Europe.

Storz & Bickel Highlights

•
Storz & Bickel delivered net revenue in Q1 FY2026 of $15MM, representing a decrease of 25% compared to Q1 FY2025, primarily attributable to lapping strong sales in the prior year and consumer economic uncertainty.
•
Lower sales and an unfavourable shift in geographic mix resulted in a reduction to gross margin, which decreased to 29% in Q1 FY2026 compared to 39% in Q1 FY2025. Storz & Bickel has implemented several cost efficiency measures, including bringing additional manufacturing capabilities in-house and headcount reductions, which are expected to reduce cost of goods sold and SG&A expenses over the coming quarters.
•
Storz & Bickel is preparing to launch a new vaporizer in the second half of calendar year 2025. The Company believes the new device will generate strong consumer interest.

- 2

3 Calculated using the Company's internal proprietary market analysis tool that applies sales data supplied by third-party providers and government agencies (last 13 weeks ended June 29, 2025).

First Quarter Fiscal 2026 Revenue Review4

(in millions of Canadian dollars, unaudited)	Q1 FY2026	Q1 FY2025	Vs. Q1 FY2025
Cannabis
Canadian adult-use cannabis[5]	$27.0	$18.9	43%
Canadian medical cannabis[6]	$21.2	$18.8	13%
International markets cannabis	$8.8	$8.4	5%
	$57.0	$46.1	24%

Storz & Bickel	$15.1	$20.1	(25%)

Net revenue	$72.1	$66.2	9%

The Q1 FY2026 and Q1 FY2025 financial results presented in this press release have been prepared in accordance with U.S. GAAP.

Appointment of Shan Atkins to Board of Directors

The Company also announced the appointment of Margaret Shan Atkins to its Board of Directors, effective August 6, 2025. Ms. Atkins brings extensive experience in retail strategy and operations, consumer goods, wholesale distribution, cybersecurity oversight, accounting and finance, and private investment in both the U.S. and Canada.

Ms. Atkins is a former partner in the consumer and retail practice of international consultancy Bain & Company where she developed and executed strategic plans for major retail organizations. She also served as a C-suite executive at a Fortune 15 public retailer, where she led a multi-billion-dollar business unit.

She presently serves on the boards of two U.S. public companies – Darden Restaurants (NYSE: DRI) and SpartanNash (NASD: SPTN), where she chairs the audit committee at both companies and serves on the Governance and Nominating Committee at Darden and the Compensation Committee at SpartanNash. During the past five years, Ms. Atkins also served on the following public company boards of directors: Aurora Cannabis, Inc., a Canadian cannabis company, from 2019 to 2023; SunOpta, Inc., a North American manufacturer of natural and organic food products, from 2014 to 2019; LSC Communications, Inc., a leading provider of long and short-run printing services to the book, catalog and magazine publishing industries, from 2016 to 2021.

- 3

4 In Q1 FY2026, we are reporting our financial results for the following two reportable segments: (i) Cannabis; and (ii) Storz & Bickel.

5 For Q1 FY2026, amount is net of excise taxes of $14.2MM and other revenue adjustments of $0.9MM (Q1 FY2025 - $7.5MM and $1.2MM, respectively).

6 For Q1 FY2026, amount is net of excise taxes of $2.4MM (Q1 FY2025 - $2.1MM).

Webcast and Conference Call Information

The Company will host a conference call and audio webcast with Luc Mongeau, CEO and Tom Stewart, Interim CFO at 10:00 AM Eastern Time on August 8, 2025.

Webcast Information

A live audio webcast will be available at:

https://onlinexperiences.com/Launch/QReg/ShowUUID=8135284A-F8CD-45B7-A384-634DE671498

Replay Information

A replay will be accessible by webcast until 11:59 PM ET on November 6, 2025 at:

https://onlinexperiences.com/Launch/QReg/ShowUUID=8135284A-F8CD-45B7-A384-634DE6714986

Non-GAAP Measures

Adjusted EBITDA is a non-GAAP measure used by management that is not defined by U.S. GAAP and may not be comparable to similar measures presented by other companies. Management believes Adjusted EBITDA is a useful measure for investors because it provides meaningful and useful financial information, as this measure demonstrates the operating performance of businesses. Adjusted EBITDA is calculated as the reported net income (loss), adjusted to exclude income tax recovery (expense); other income (expense), net; loss on equity method investments; share-based compensation expense; depreciation and amortization expense; asset impairment and restructuring costs; restructuring costs recorded in cost of goods sold; and charges related to the flow-through of inventory step-up on business combinations, and further adjusted to remove acquisition, divestiture, and other costs. Asset impairments related to periodic changes to the Company’s supply chain processes are not excluded from Adjusted EBITDA given their occurrence through the normal course of core operational activities. Accordingly, management believes that Adjusted EBITDA provides meaningful and useful financial information as this measure demonstrates the operating performance of businesses. The Adjusted EBITDA reconciliation is presented within this press release and explained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025 (the “Form 10-Q”) filed with the Securities and Exchange Commission (“SEC”).

Free cash flow is a non-GAAP measure used by management that is not defined by U.S. GAAP and may not be comparable to similar measures presented by other companies. Management believes that free cash flow presents meaningful information regarding the amount of cash flow required to maintain and organically expand the Company’s business, and that the free cash flow measure provides meaningful information regarding the Company’s liquidity requirements. This measure is calculated as net cash provided by (used in) operating activities less purchases of and deposits on property, plant and equipment. The free cash flow reconciliation is presented within this press release and explained in the Form 10-Q filed with the SEC.

Contact:

Alex Thomas

Director, Communications

media@canopygrowth.com

Tyler Burns

Director, Investor Relations

tyler.burns@canopygrowth.com

- 4

About Canopy Growth

Canopy Growth is a world-leading cannabis company dedicated to unleashing the power of cannabis to improve lives.

Through an unwavering commitment to consumers, Canopy Growth delivers innovative products from owned and licensed brands including Tweed, 7ACRES, DOJA, Deep Space, and Claybourne, as well as category defining vaporization devices by Storz & Bickel. In addition, Canopy Growth serves medical cannabis patients globally with principal operations in Canada, Europe and Australia.

Canopy Growth has also established a comprehensive ecosystem to realize the opportunities presented by the U.S. THC market through an unconsolidated, non-controlling interest in Canopy USA, LLC (“Canopy USA”). Canopy USA’s portfolio includes ownership of Acreage Holdings, Inc., a vertically integrated multi‑state cannabis operator with operations throughout the U.S. Northeast and Midwest, as well as ownership of Wana Wellness, LLC, The Cima Group, LLC, and Mountain High Products, LLC (collectively “Wana”), a leading North American edibles brand, and majority ownership of Lemurian, Inc. (“Jetty”), a California-based producer of high-quality cannabis extracts and clean vape technology.

At Canopy Growth, we’re shaping a future where cannabis is embraced for its potential to enhance well-being and improve lives. With high-quality products, a commitment to responsible use, and a focus on enhancing the communities where we live and work, we’re paving the way for a better understanding of all that cannabis can offer.

For more information visit www.canopygrowth.com.

Notice Regarding Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of applicable securities laws, which involve certain known and unknown risks and uncertainties. To the extent any forward-looking statements in this press release constitutes “financial outlooks” within the meaning of applicable Canadian securities laws, the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and the performance of our investments. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “strategy,” “estimate,” “expect,” “project,” “projections,” “forecasts,” “plans,” “seeks,” “anticipates,” “potential,” “proposed,” “will,” “should,” “could,” “would,” “may,” “likely,” “designed to,” “foreseeable future,” “believe,” “scheduled” and other similar expressions. Our actual results or outcomes may differ materially from those anticipated. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.

Forward-looking statements include, but are not limited to, statements with respect to:

•
laws and regulations and any amendments thereto applicable to our business and the impact thereof, including uncertainty regarding the application of U.S. state and federal law to cannabis and hemp (including CBD) products and the scope of any regulations by the U.S. Food and Drug Administration, the U.S. Drug Enforcement Administration, the U.S. Federal Trade Commission, the U.S. Patent and Trademark Office, the U.S. Department of Agriculture and any state equivalent regulatory agencies over cannabis and hemp (including CBD) products;
•
expectations regarding the amount or frequency of impairment losses, including as a result of the write-down of intangible assets, including goodwill;
•
our ability to refinance debt as and when required on terms favorable to us and comply with covenants contained in our debt facilities and debt instruments;
•
the impacts of the Company’s strategy to accelerate entry into the U.S. cannabis market through the creation of Canopy USA;
•
expectations for Canopy USA to capitalize on the opportunity for growth in the United States cannabis sector and the anticipated benefits of such strategy;
•
the timing and occurrence of the final tranche closing in connection with the acquisition of Jetty pursuant to the exercise of the option to acquire Jetty;
•
the issuance of additional common shares of the Company (each whole share, a “Canopy Share” or a “Share”) to satisfy any deferred and/or option exercise payments to the shareholders of Wana and Jetty and the issuance of additional non-voting and non-participating shares in the capital of Canopy USA issuable to Canopy Growth from Canopy USA in consideration thereof;
•
the acquisition of additional Class A shares of Canopy USA in connection with the investment in Canopy USA by the Huneeus 2017 Irrevocable Trust (the “Trust”) in the aggregate amount of up to US$20 million, including any warrants of Canopy USA issued to the Trust in accordance with the share purchase agreement entered into by the Trust and Canopy USA;

- 5

•
the timing and occurrence of certain prepayments of the Company’s credit facility in connection with the agreement dated July 29, 2025 between the Company and certain lenders under such credit facility;
•
expectations regarding the potential success of, and the costs and benefits associated with, our acquisitions, equity investments and dispositions;
•
the grant, renewal and impact of any license or supplemental license to conduct activities with cannabis or any amendments thereof;
•
our international activities, including required regulatory approvals and licensing, anticipated costs and timing, and expected impact;
•
our ability to successfully create and launch brands and further create, launch and scale products in jurisdictions where such products are legal and that we currently operate in;
•
the benefits, viability, safety, efficacy, dosing and social acceptance of cannabis, including CBD and other cannabinoids;
•
our ability to continue as a going concern;
•
our ability to maintain effective internal control over financial reporting;
•
expectations regarding the use of proceeds of equity financings;
•
the legalization of the use of cannabis for medical or adult-use in jurisdictions outside of Canada, the related timing and impact thereof and our intentions to participate in such markets, if and when such use is legalized;
•
our ability to execute on our strategy and the anticipated benefits of such strategy;
•
the ongoing impact of the legalization of additional cannabis product types and forms for adult-use in Canada, including federal, provincial, territorial and municipal regulations pertaining thereto, the related timing and impact thereof and our intentions to participate in such markets;
•
the ongoing impact of developing provincial, state, territorial and municipal regulations pertaining to the sale and distribution of cannabis, the related timing and impact thereof, as well as the restrictions on federally regulated cannabis producers participating in certain retail markets and our intentions to participate in such markets to the extent permissible;
•
the timing and nature of legislative changes in the U.S. regarding the regulation of cannabis including tetrahydrocannabinol;
•
the future performance of our business and operations;
•
our competitive advantages and business strategies;
•
the competitive conditions of the industry;
•
the expected growth in the number of customers using our products;
•
expectations regarding revenues, expenses and anticipated cash needs;
•
expectations regarding cash flow, liquidity and sources of funding;
•
expectations regarding capital expenditures;
•
the expansion of our production and manufacturing, the costs and timing associated therewith and the receipt of applicable production and sale licenses;
•
expectations with respect to our growing, production and supply chain capacities;
•
expectations regarding the resolution of litigation and other legal and regulatory proceedings, reviews and investigations;
•
expectations with respect to future production costs;
•
expectations with respect to future sales and distribution channels and networks;
•
the expected methods to be used to distribute and sell our products;
•
our future product offerings;
•
the anticipated future gross margins of our operations;
•
accounting standards and estimates;
•
expectations regarding our distribution network;

- 6

•
expectations regarding the costs and benefits associated with our contracts and agreements with third parties, including under our third-party supply and manufacturing agreements;
•
our ability to comply with the listing requirements of the Nasdaq Stock Market LLC and the Toronto Stock Exchange; and
•
expectations on price changes for products in cannabis markets.

Certain of the forward-looking statements contained herein concerning the industries in which we conduct our business are based on estimates prepared by us using data from publicly available governmental sources, market research, industry analysis and on assumptions based on data and knowledge of these industries, which we believe to be reasonable. However, although generally indicative of relative market positions, market shares and performance characteristics, such data is inherently imprecise. The industries in which we conduct our business involve risks and uncertainties that are subject to change based on various factors, which are described further below.

The forward-looking statements contained herein are based upon certain material assumptions , including: (i) management’s perceptions of historical trends, current conditions and expected future developments; (ii) our ability to generate cash flow from operations; (iii) general economic, financial market, regulatory and political conditions in which we operate; (iv) the production and manufacturing capabilities and output from our facilities, strategic alliances and equity investments; (v) consumer interest in our products; (vi) competition; (vii) anticipated and unanticipated costs; (viii) government regulation of our activities and products including but not limited to the areas of taxation and environmental protection; (ix) the timely receipt of any required regulatory authorizations, approvals, consents, permits and/or licenses; (x) our ability to obtain qualified staff, equipment and services in a timely and cost-efficient manner; (xi) our ability to conduct operations in a safe, efficient and effective manner; (xii) our ability to realize anticipated benefits, synergies or generate revenue, profits or value from our recent acquisitions into our existing operations; and (xiii) other considerations that management believes to be appropriate in the circumstances. While our management considers these assumptions to be reasonable based on information currently available to management, there is no assurance that such expectations will prove to be correct. Financial outlooks, as with forward-looking statements generally, are, without limitation, based on the assumptions and subject to various risks as set out herein. Our actual financial position and results of operations may differ materially from management’s current expectations.

By their nature, forward-looking statements are subject to inherent risks and uncertainties that may be general or specific and which give rise to the possibility that expectations, forecasts, predictions, projections or conclusions will not prove to be accurate, that assumptions may not be correct and that objectives, strategic goals and priorities will not be achieved. A variety of factors, including known and unknown risks, many of which are beyond our control, could cause actual results to differ materially from the forward-looking statements in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf. Such factors include, without limitation, our limited operating history; our ability to continue as a going concern; risks that we may be required to write down intangible assets, including goodwill, due to impairment; the adequacy of our capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute our business plan (either within the expected timeframe or at all); our ability to maintain an effective system of internal control; the diversion of management time on matters related to Canopy USA; the risks that the Trust’s future ownership interest in Canopy USA is not quantifiable, and the Trust may have significant ownership and influence over Canopy USA; the risks in the event that Acreage cannot satisfy its debt obligations as they become due; volatility in and/or degradation of general economic, market, industry or business conditions; risks relating to the overall macroeconomic environment, which may impact customer spending, our costs and our margins, including tariffs (and related retaliatory measures), the levels of inflation, interest rates and trade policy; risks relating to the evolving regulatory landscape in the United States; risks relating to our current and future operations in emerging markets; compliance with applicable environmental, economic, health and safety, energy and other policies and regulations and in particular health concerns with respect to vaping and the use of cannabis products in vaping devices; risks and uncertainty regarding future product development; changes in regulatory requirements in relation to our business and products; our reliance on licenses issued by and contractual arrangements with various federal, state and provincial governmental authorities; inherent uncertainty associated with projections; future levels of revenues and the impact of increasing levels of competition; third-party manufacturing risks; third-party transportation risks; our exposure to risks related to an agricultural business, including wholesale price volatility and variable product quality; changes in laws, regulations and guidelines and our compliance with such laws, regulations and guidelines; risks relating to inventory write downs; risks relating to our ability to refinance debt as and when required on terms favorable to us and to comply with covenants contained in our debt facilities and debt instruments; risks associated with jointly owned investments; our ability to manage disruptions in credit markets or changes to our credit ratings; the success or timing of completion of ongoing or anticipated capital or maintenance projects; risks related to the integration of acquired businesses; the timing and manner of the legalization of cannabis in the United States; business strategies, growth opportunities and expected investment; counterparty risks and liquidity risks that may impact our ability to obtain loans and other credit facilities on favorable terms; the potential effects of judicial, regulatory or other proceedings, litigation or threatened litigation or proceedings, or reviews or investigations, on our business, financial condition, results of operations and cash flows; risks associated with divestment and restructuring; the anticipated effects of actions of third parties such as competitors, activist investors or federal, state, provincial, territorial or local regulatory authorities, self-regulatory organizations, plaintiffs in litigation or persons threatening litigation; consumer demand for cannabis products; the implementation and effectiveness of key personnel changes; risks related to stock exchange restrictions; risks related to the protection and enforcement of our intellectual property rights; the risks related to our exchangeable shares (the “Exchangeable Shares”) having different rights from our Canopy Shares and there may never be a trading market for the Exchangeable Shares; future levels of capital, environmental or maintenance expenditures, general and administrative and other expenses; risks related to finalization of the consideration payable by us for the acquisition by Canopy USA of the remaining interests in Jetty; and the factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025 filed with the SEC. Readers are cautioned to consider these and other factors, uncertainties and potential events carefully and not to put undue reliance on forward-looking statements.

- 7

Forward-looking statements are provided for the purposes of assisting the reader in understanding our financial performance, financial position and cash flows as of and for periods ended on certain dates and to present information about management’s current expectations and plans relating to the future, and the reader is cautioned that the forward-looking statements may not be appropriate for any other purpose. While we believe that the assumptions and expectations reflected in the forward-looking statements are reasonable based on information currently available to management, there is no assurance that such assumptions and expectations will prove to have been correct. Forward-looking statements are made as of the date they are made and are based on the beliefs, estimates, expectations and opinions of management on that date. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, estimates or opinions, future events or results or otherwise or to explain any material difference between subsequent actual events and such forward-looking statements, except as required by law. The forward-looking statements contained in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf are expressly qualified in their entirety by these cautionary statements.

- 8

Schedule 1

CANOPY GROWTH CORPORATION

CONDENSED INTERIM CONSOLIDATED BALANCE SHEETS

(in thousands of Canadian dollars, except number of shares and per share data, unaudited)

	June 30, 2025	March 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$126,202	$113,811
Short-term investments	17,427	17,656
Restricted short-term investments	5,828	6,410
Amounts receivable, net	50,033	52,780
Inventory	93,821	96,373
Prepaid expenses and other assets	10,048	7,544
Total current assets	303,359	294,574
Other investments	161,900	179,977
Property, plant and equipment	291,274	293,523
Intangible assets	84,330	87,200
Goodwill	47,377	46,042
Other assets	16,431	16,385
Total assets	$904,671	$917,701

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$24,078	$26,099
Other accrued expenses and liabilities	46,535	38,613
Current portion of long-term debt	6,306	4,258
Other liabilities	21,750	25,434
Total current liabilities	98,669	94,404
Long-term debt	288,997	299,811
Other liabilities	28,029	36,273
Total liabilities	415,695	430,488
Commitments and contingencies
Canopy Growth Corporation shareholders' equity:
Share capital Common shares - $nil par value; Authorized - unlimited; Issued and outstanding - 205,147,235 shares and 183,865,295 shares, respectively. Exchangeable shares - $nil par value; Authorized - unlimited; Issued and outstanding - 26,261,474 shares and 26,261,474 shares, respectively.	8,836,531	8,796,406
Additional paid-in capital	2,614,869	2,618,417
Accumulated other comprehensive loss	7,248	535
Deficit	(10,969,672)	(10,928,145)
Total shareholders' equity	488,976	487,213
Total liabilities and shareholders' equity	$904,671	$917,701

- 9

Schedule 2

CANOPY GROWTH CORPORATION CONDENSED INTERIM CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands of Canadian dollars, except number of shares and per share data, unaudited)

	Three months ended June 30,
	2025	2024
Revenue	$88,748	$75,783
Excise taxes	16,614	9,571
Net revenue	72,134	66,212
Cost of goods sold	54,096	43,181
Gross margin	18,038	23,031
Operating expenses
Selling, general and administrative expenses	38,108	47,968
Share-based compensation	(99)	4,151
Loss on asset impairment and restructuring	2,653	20
Total operating expenses	40,662	52,139
Operating loss from continuing operations	(22,624)	(29,108)
Other income (expense), net	(18,612)	(93,889)
Loss from continuing operations before income taxes	(41,236)	(122,997)
Income tax expense	(291)	(6,194)
Net loss from continuing operations	(41,527)	(129,191)
Discontinued operations, net of income tax	-	2,053
Net loss attributable to Canopy Growth Corporation	$(41,527)	$(127,138)

Basic and diluted loss per share
Continuing operations	$(0.22)	$(1.63)
Discontinued operations	-	0.03
Basic and diluted loss per share	$(0.22)	$(1.60)
Basic and diluted weighted average common shares outstanding	188,321,555	79,243,020

- 10

Schedule 3

CANOPY GROWTH CORPORATION CONDENSED INTERIM CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands of Canadian dollars, unaudited)

	Three months ended June 30,
	2025	2024
Cash flows from operating activities:
Net loss	$(41,527)	$(127,138)
Gain from discontinued operations, net of income tax	-	2,053
Net loss from continuing operations	(41,527)	(129,191)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation of property, plant and equipment	4,753	5,682
Amortization of intangible assets	4,917	5,348
Share-based compensation	(99)	4,151
Loss on asset impairment and restructuring	109	86
Income tax expense	291	6,194
Non-cash fair value adjustments and charges related to settlement of long-term debt	10,049	79,793
Change in operating assets and liabilities, net of effects from purchases of businesses:
Amounts receivable	2,915	668
Inventory	2,838	(7,008)
Prepaid expenses and other assets	(2,668)	(185)
Accounts payable and accrued liabilities	5,184	(5,911)
Other, including non-cash foreign currency	2,901	(11,407)
Net cash used in operating activities	(10,337)	(51,780)
Cash flows from investing activities:
Purchases of and deposits on property, plant and equipment	(1,306)	(3,920)
Purchases of intangible assets	(183)	(14)
Proceeds on sale of property, plant and equipment	5	4,926
Redemption of short-term investments	779	30,022
Net cash outflow on sale or deconsolidation of subsidiaries	-	(6,968)
Net cash inflow on loan receivable	-	28,103
Investment in other financial assets	-	(95,335)
Net cash used in investing activities - continuing operations	(705)	(43,186)
Net cash provided by investing activities - discontinued operations	-	10,157
Net cash used in investing activities	(705)	(33,029)
Cash flows from financing activities:
Proceeds from issuance of common shares and warrants	38,261	53,854
Issuance of long-term debt and convertible debentures	-	68,255
Repayment of long-term debt	(916)	(11,836)
Other financing activities	(11,885)	(4,498)
Net cash provided by financing activities	25,460	105,775
Effect of exchange rate changes on cash and cash equivalents	(2,027)	890
Net increase in cash and cash equivalents	12,391	21,856
Cash and cash equivalents, beginning of period	113,811	170,300
Cash and cash equivalents, end of period	$126,202	$192,156

- 11

Schedule 4

Adjusted EBITDA[1] Reconciliation (Non-GAAP Measure)
	Three months ended June 30,
(in thousands of Canadian dollars, unaudited)	2025	2024
Net loss from continuing operations	$(41,527)	$(129,191)
Income tax expense	291	6,194
Other (income) expense, net	18,612	93,889
Share-based compensation	(99)	4,151
Acquisition, divestiture, and other costs	2,484	8,627
Depreciation and amortization	9,670	11,030
Loss on asset impairment and restructuring	2,653	20
Adjusted EBITDA[1]	$(7,916)	$(5,280)
[1]Adjusted EBITDA is a non-GAAP measure. See "Non-GAAP Measures".

- 12

Schedule 5

Free Cash Flow[1] Reconciliation (Non-GAAP Measure)
	Three months ended June 30,
(in thousands of Canadian dollars, unaudited)	2025	2024
Net cash used in operating activities - continuing operations	$(10,337)	$(51,780)
Purchases of and deposits on property, plant and equipment - continuing operations	(1,306)	(3,920)
Free cash flow[1] - continuing operations	$(11,643)	$(55,700)
[1]Free cash flow is a non-GAAP measure. See "Non-GAAP Measures".

- 13

Schedule 6

Segmented Gross Margin
	Three months ended June 30,
(in thousands of Canadian dollars except where indicated; unaudited)	2025	2024
Cannabis segment
Net revenue	$56,982	$46,093
Gross margin, as reported	13,591	15,271
Gross margin percentage, as reported	24%	33%

Storz & Bickel segment
Revenue	$15,152	$20,119
Gross margin, as reported	4,447	7,760
Gross margin percentage, as reported	29%	39%

- 14